UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2000



                               SAXTON INCORPORATED
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



             0-22299                                 88-0223654
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     (Commission File Number)             (IRS Employer Identification No.)



                5440 WEST SAHARA AVENUE, LAS VEGAS, NEVADA 89146
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               (Address of principal executive offices) (Zip code)



      (Registrant's telephone number, including area code): (702) 221-1111



                                       NA
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          (Former name or former address, if changed since last report)






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

ITEM 5.  OTHER EVENTS.


      (a) On April 27, 2000, Melody Sullivan announced her resignation as Vice President and Chief Accounting Officer of the Company, with such resignation effective May 11, 2000.

      (b) On May 2, 2000, Marc S. Hechter announced his resignation as Senior Vice President of Business Affairs and as a Director of the Company, with such resignation effective June 9, 2000.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  May 8, 2000                       SAXTON INCORPORATED
                                         (Registrant)



                                       By:
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                                                     James C. Saxton
                                           Chairman of the Board, President and
                                                  Chief Executive Officer